Exhibit 10-59(a)

AMENDMENT NO. 1 TO
THE CREDIT AGREEMENT
This Amendment No. 1 to the Credit Agreement, dated as of March 8, 2011 (this “Amendment”), hereby amends that certain Credit Agreement, dated as of October 22, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Signal Peak Energy, LLC, a Delaware limited liability company (“SPE”), Global Rail Group, LLC, a Delaware limited liability company (“RailCo”, and together with SPE, the “Borrowers”), the Lenders named therein and from time to time party thereto and Union Bank, as Administrative Agent and as Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
RECITALS
WHEREAS, pursuant to the letter, dated February 16, 2011, from the Borrowers to the Lenders and the Administrative Agent, the Borrowers reported that they violated Section 6.01(b) of the Credit Agreement because certain accounts payable remained unpaid more than thirty (30) days past the due date and were not being contested, but that such accounts payable were paid in full within sixty (60) days past the due date;
WHEREAS, the Borrowers desire that Section 6.01(b) of the Credit Agreement be amended, effective as of October 22, 2010, to extend the time to pay or contest accounts payable from thirty (30) days to sixty (60) days; and
WHEREAS, in accordance and subject to the terms hereof, the Lenders are willing to amend Section 6.01(b) of the Credit Agreement;
NOW, THEREFORE, the undersigned parties hereby agree as follows:
SECTION 1.    Amendment to Section 6.01(b). Subject to the satisfaction of the conditions set forth in Section 2 hereof, the parties hereto agree that, effective as of October 22, 2010, Section 6.01(b) of the Credit Agreement shall be deemed, and hereby is, amended by deleting the phrase “if greater than thirty (30) days past the due date” in its entirety and substituting therefor the new phrase “if greater than sixty (60) days past the due date”.
SECTION 2.    Conditions to Effectiveness. This Amendment shall become effective when, and only when, the conditions specified in this Section 2 have been fulfilled to the satisfaction of the Administrative Agent:
(a)    The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers and the Required Lenders.
(b)    The representations and warranties set forth in Section 4 hereof shall be true and correct in all material respects on and as of the date hereof.

SECTION 3.	Limitation on Scope.
Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein and shall not be deemed to be an amendment of, waiver of, consent to departure from, or modification of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of the Borrowers requiring the consent of the Administrative Agent and/or the Lenders except to the extent specifically provided for herein. Except as expressly set forth herein, neither the Administrative Agent nor the Lenders have, and shall not be deemed to have, waived any of their respective rights and remedies against the Borrowers for any existing or future Defaults. Each of the Administrative Agent and the Lenders reserves the right to insist on strict compliance with the terms of the Credit Agreement and the other Loan Documents, and the Borrowers expressly acknowledge such reservation of rights. The amendment set forth herein will not, either alone or taken with other amendments or waivers of provisions of the Credit Agreement or any other Loan Document, be deemed to create or be evidence of a course of conduct. Any future or additional amendment of any provision of the Credit Agreement or any other Loan Document shall be effective only if set forth in a writing separate and distinct from this Amendment and executed by the appropriate parties in accordance with the terms thereof.

SECTION 4.	Representations and Warranties.

To induce the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:
(a)    the execution, delivery and performance by such Borrower of this Amendment are within its limited liability company power and authority and have been duly authorized by all necessary limited liability company action and have been duly executed and delivered by such Borrower;
(b)    the Credit Agreement, as amended by this Amendment, and the other Loan Documents to which such Borrower is a party are the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general equitable principles; and
(c)    after giving effect to this Amendment, no Default has occurred and is continuing as of the date hereof.
SECTION 5.  Reference to and Effect on the Credit Agreement. (a) Upon the effectiveness of this Amendment: (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment; and (ii) each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(b)    Except as specifically amended above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations.

SECTION 6.	Miscellaneous.
This Amendment shall constitute a Loan Document and shall be subject to the provisions of Sections 9.02, 9.06, 9.07, 9.09, 9.10 and 9.11 of the Credit Agreement, each of which is incorporated by reference herein, mutatis mutandis.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SIGNAL PEAK ENERGY, LLC
By:    GLOBAL MINING GROUP, LLC,
its sole manager

By: /s/ Brian T. Murphy
Name: Brian T. Murphy
Title: Secretary and Treasurer

GLOBAL RAIL GROUP, LLC

By: /s/ Brian T. Murphy
Name: Brian T. Murphy
Title: Secretary and Treasurer

UNION BANK, N.A., as Administrative Agent and a Lender

By: /s/ Harvey Horowitz
Name: Harvey Horowitz
Title: Vice President

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender

By: /s/ Eduardo Cutrim
Name: Eduardo Cutrim
Title: Executive Director

By: /s/ Guilherme Gobbo
Name: Guilherme Gobbo
Title: Vice President

CIBC INC., as a Lender

By: /s/ Doug Cornett
Name: Doug Cornett
Title: Authorized Signatory

COBANK, ACB, as a Lender

By: /s/ Josh Batchelder
Name: Josh Batchelder
Title: Vice President

COMERICA BANK, as a Lender

By: /s/ Brandon Welling
Name: Brandon Welling
Title: Vice President

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as a Lender

By: /s/ Dixon Schultz
Name: Dixon Schultz
Title: Managing Director

By: /s/ Sharada Manne
Name: Sharada Manne
Title: Director

FIFTH THIRD BANK, as a Lender

By: /s/ RC Lanctot
Name: Roy C. Lanctot
Title: Vice President

FIRSTMERIT BANK, N.A., as a Lender

By: /s/ Robert G. Morlan
Name: Robert G. Morlan
Title: Senior Vice President

ROYAL BANK OF CANADA, as a Lender

By: /s/ Thomas Casey
Name: Thomas Casey
Title: Authorized Signatory

SOVEREIGN BANK, as a Lender

By: /s/ Robert D. Lanigan
Name: Robert D. Lanigan
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Eric Cosgrove
Name: Eric Cosgrove
Title: Vice President

RBC BANK (USA), as a Lender

By: /s/ Richard Marshall
Name: Richard Marshall
Title: Market Executive - National Division